    As filed with the Securities and Exchange Commission on October 14, 1997

                                                   Registration Number 333-03407
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1

                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                   EVI, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                       04-2515019
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                          5 POST OAK PARK, SUITE 1760
                           HOUSTON, TEXAS  77027-3415
                                 (713) 297-8400
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            BERNARD J. DUROC-DANNER
                                   EVI, INC.
                          5 POST OAK PARK, SUITE 1760
                           HOUSTON, TEXAS  77027-3415
                                 (713) 297-8400
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

                                 CURTIS W. HUFF
                          FULBRIGHT & JAWORSKI L.L.P.
                           1301 MCKINNEY, SUITE 5100
                           HOUSTON, TEXAS 77010-3095
                                 (713) 651-5151

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not applicable.

       If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

       If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]____

       If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]____

       If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                          -------------------------

       THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
================================================================================

                                EXPLANATORY NOTE

       Pursuant to its Registration Statement on Form S-3, as amended (Reg. No. 333-03407) (the "Registration Statement"), EVI, Inc., a Delaware corporation (the "Company"), registered shares of its common stock, $1.00 par value (the "Common Stock"), having a maximum aggregate offering price of $9,225,063, in connection with the offer for resale of such shares of Common Stock by certain stockholders of the Company (the "Offering"). The Registration Statement was declared effective by the Commission on May 15, 1996.

       The Company has determined that 46,275 of the shares of Common Stock (92,550 shares as adjusted for a 2-for-1 stock split that occurred on May 12, 1997) that were registered by Registration Statement in connection with the Offering remain unsold and can be removed from registration.

       Therefore, pursuant to the undertaking made by the Company required by
Item 512(a)(3) of Regulation S-K, the Company files this Post-Effective Amendment No. 1 to the Registration Statement for the purpose of removing from registration 46,275 shares (92,550 as adjusted) of the Company's Common Stock, which were not, and are not expected to be, sold in the Offering.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 13, 1997.

                                  EVI, INC.


                                  By:    /s/  BERNARD J. DUROC-DANNER
                                      ------------------------------------------
                                               Bernard J. Duroc-Danner
                                          President, Chief Executive Officer
                                      and Director (Principal Executive Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 Signatures                                        Title                             Date
                 ----------                                        -----                             ----
        /s/  BERNARD J. DUROC-DANNER            President, Chief Executive Officer and          October 13, 1997
        -------------------------------------   Director (Principal Executive Officer)
           Bernard J. Duroc-Danner

             /s/  JAMES G. KILEY                Vice President and Chief Financial              October 13, 1997
        -------------------------------------   Officer (Principal Financial Officer)
               James G. Kiley

           /s/  FRANCES R. POWELL               Vice President, Accounting and                  October 13, 1997
        -------------------------------------   Controller (Principal Accounting Officer)
              Frances R. Powell

                      *                         Director and Chairman of the                    October 13, 1997
        -------------------------------------   Board
              David J. Butters

                      *                         Director                                        October 13, 1997
        -------------------------------------
               Uriel E. Dutton

                      *                         Director                                        October 13, 1997
        -------------------------------------
               Eliot M. Fried

                      *                         Director                                        October 13, 1997
        -------------------------------------
              Sheldon S. Gordon

                      *                         Director                                        October 13, 1997
        -------------------------------------
              Sheldon B. Lubar

                      *                         Director                                        October 13, 1997
        -------------------------------------
              Robert B. Millard

                      *                         Director                                        October 13, 1997
        -------------------------------------
               Robert A. Rayne


*By:         /s/  JAMES G. KILEY
      ---------------------------------------
               James G. Kiley
        Pursuant to Power of Attorney
